UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our proxy statement dated April 27, 2023, were submitted to a vote of the stockholders of CoStar Group, Inc. (the "Company" or "our") at the Company's Annual Meeting of Stockholders held on June 8, 2023. The final voting results are as follows:

1.The following nominees were elected to our Board of Directors to serve until the next annual meeting of the Company’s stockholders or until his or her successor is elected and qualified: Michael R. Klein, Andrew C. Florance, Michael J. Glosserman, John W. Hill, Laura Cox Kaplan, Robert W. Musslewhite, Christopher J. Nassetta and Louise S. Sams.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael R. Klein	321,990,988	38,214,136	198,000	6,911,506
Andrew C. Florance	355,258,816	4,971,398	172,910	6,911,506
Michael J. Glosserman	343,519,974	16,705,641	177,509	6,911,506
John W. Hill	356,032,430	4,173,989	196,705	6,911,506
Laura Cox Kaplan	351,382,105	8,850,755	170,264	6,911,506
Robert W. Musslewhite	357,512,425	2,718,637	172,062	6,911,506
Christopher J. Nassetta	296,390,447	63,768,876	243,801	6,911,506
Louise S. Sams	357,575,416	2,657,324	170,384	6,911,506

2.The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified upon the following vote:

Votes For	358,241,307
Votes Against	9,009,176
Abstentions	64,147
Broker Non-Votes	—

3.The advisory resolution to approve executive compensation was approved upon the following vote:

Votes For	317,566,632
Votes Against	41,805,304
Abstentions	1,031,188
Broker Non-Votes	6,911,506

4.The advisory vote on the frequency of future advisory votes to approve executive compensation selected "1 year" upon the following vote:

Votes for "1 year"	355,029,722
Votes for "2 years"	472,322
Votes for "3 years"	4,762,412
Abstentions	138,668
Broker Non-Votes	6,911,506

Based on the results of the vote, and consistent with the previously approved recommendation of the Company’s Board of Directors to its stockholders, the Company has adopted a policy to conduct an advisory vote to approve executive compensation every year until the next advisory vote on the frequency of conducting future advisory votes on executive compensation, which is expected to occur no later than the Company’s Annual Meeting of Stockholders in 2029.

5.The stockholder proposal regarding greenhouse gas emissions reduction targets was not approved upon the following vote:

Votes For	98,148,682
Votes Against	258,696,745
Abstentions	3,557,697
Broker Non-Votes	6,911,506

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	June 12, 2023	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer